          Annual Report

                         INTERNATIONAL
                         DISCOVERY
                         FUND
                        ------------------
                         OCTOBER 31, 1998
                        ------------------







[LOGO OF T. ROWE PRICE APPEARS HERE]

   REPORT HIGHLIGHTS
   ------------------------------
   International Discovery Fund

 . A sharp global correction wiped out early-year gains and left your fund with losses of -17.09% and -5.40% for the past six and 12 months, respectively.

 . Small-caps suffered significantly greater losses during the sell-off than larger companies.

 . The fund maintained an overweighted position in Europe while trimming some holdings in the U.K. and in the information technology sector generally.

 . We remained skeptical of small-caps in Japan and pared holdings in the emerging markets.

 . In coming months we hope to reinvest cash into small firms that can outperform regardless of the market.

FELLOW SHAREHOLDERS

The 12 months ended October 31, 1998, saw a reversal of fortune for both your fund and the small-company markets it invests in. After 18 months of improvement for small-cap stocks, underpinned by a strong U.S. dollar, a severe correction hit our investment universe in July, with most markets in Europe showing declines of 20% from July through September. Smaller companies fared considerably worse than their larger counterparts, leading to significant fund underperformance versus the large-company MSCI Europe, Australasia, and Far East
(EAFE) Index.


               In our report to you only six months ago, we noted an upward trend in small-cap performance overseas, driven by falling interest rates and improving corporate earnings particularly in Continental Europe. In July, however, economic growth rates began to slip globally. Deteriorating investment conditions were exacerbated by the devaluation of the ruble, the default of Russia's debt, and a severe downturn in Latin America. Nearly all global markets, from the U.S. to Asia, lost their footing during the resulting crisis. In an environment of rising risk, small companies are often hurt disproportionately because they are perceived as being chancier--even though in many cases they are better insulated from external macroeconomic shocks than larger multinationals.

--------------------------
  PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

  Periods Ended 10/31/98                  6 Months              12 Months
--------------------------------------------------------------------------------

International Discovery Fund               -17.09%              -5.40%
--------------------------------------------------------------------------------
MSCI EAFE Index                             -4.88                9.95
--------------------------------------------------------------------------------

               Unfortunately, many of the positions and strategies that helped fund performance over the longer term were not beneficial during the July-to-October period. For example, our significant overweighting in the U.K. compared with the EAFE was an important contributor to performance until July when the U.K. market began to decline on expectation of economic weakness. Some of the European markets that had done very well for the fund, such as Germany and Sweden, were particularly hard hit by the financial fallout of the Russian collapse and by declining growth in Europe. On the other hand, our underweighted

---------------------------------------------------------------
  PREPARING FOR THE YEAR 2000
--------------------------------------------------------------------------------



The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION
We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED
We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we are taking steps to modify them where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

               position in Japan, which had been an important part of the fund's longer-term outperformance of the EAFE, put us at some disadvantage when the yen strengthened in September.


      MARKET REVIEW


               Europe
               The U.K. has the broadest market for small companies in Europe and remained our largest single country position. Nonetheless, we gradually reduced an overweighting there to a more neutral position, compared with the EAFE, over the past six months. The U.K., which is in the later stages of its business cycle, showed signs of an economic slowdown. Profits of exporters, for example, came under pressure with the strength of the pound, and there was a significant weakening of consumer confidence evidenced in declining profit for leading retailer Marks & Spencer. Because of the downturn we sold some of our business services holdings, such as Select Appointment and Corporate Services. We have also been sellers of stocks exposed to the consumer cycle, such as Carpetright and garden equipment maker Hozelock.

               Although we reduced the fund's U.K. position to 20% as of October 31 from 27% six months earlier, we continued to have some interest in British small-caps. Valuations in the market became so low over the summer that the dividend yield on London's FTSE Small Cap Index exceeded that of a 10-year gilt (government bond) on September 30. The low valuations contributed to an increase in corporate merger and acquisition activity. The Bank of England also adopted an easing strategy to spark fresh business investment.

               We trimmed cautiously in other parts of Europe as well. One major shift in strategy was the sale of several information technology
               (IT)

--------------------------------------------------
       GEORGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Other and Reserves  12%
Europe              58%
Japan               16%
Far East            13%
Latin America        1%

Based on net assets as of 10/31/98.

               service businesses, such as Getronics in the Netherlands, Mandator in Sweden, and Merkantildata in Norway. These companies recently enjoyed a period of unprecedented demand for their services, with extra work created by the Year 2000 issue and the creation of the single European currency. We believe that after the millennium, business opportunities for these companies will decline, and therefore we expect a downturn in revenues for the sector in 2001 and 2002.

               An intriguing feature of the small-cap market in Europe has been the genesis of new exchanges for young growth stocks, such as Germany's "new market" and the Belgium-based Easdaq (Europe's version of Nasdaq). The sudden popularity of these exchanges encouraged many entrepreneurs to undertake initial public offerings for their businesses, whereas the entrepreneurial spirit was once a scarce commodity in European markets. We expect the inception of these exchanges to provide good investment opportunities for the fund in the future.

               The Economic and Monetary Union (EMU) is rapidly approaching with the inception of the single European currency set for January 1, 1999. Many peripheral economies cut interest rates in order to converge at a standard European rate, which we believe will be around 3.3%. The single currency will present both risks and opportunities for Europe's small-cap universe. In particular, we expect that pricing differentials for similar properties across different nations will become increasingly visible. That should benefit low-cost providers and regional players, especially those whose businesses struggled with currency fluctuations in the past. Ahrend, a Dutch distributor of office furniture and supplies, is one company we see benefiting from this trend.



--------------------------------------------------
  MARKET PERFORMANCE
--------------------------------------------------------------------------------


  Six Months                 Local          Local Currency           U.S.
  Ended 10/31/98          Currency        vs. U.S. Dollars        Dollars
--------------------------------------------------------------------------------

  Australia               -  1.14%                 - 4.56%        - 5.65%
 ................................................................................

  Brazil                  - 37.04                  - 4.14        - 39.65
 ................................................................................

  France                   - 8.17                    8.29         - 0.55
 ................................................................................

  Germany                  - 8.44                    8.35         - 0.80
 ................................................................................

  Hong Kong                  9.60                       -           9.60
 ................................................................................

  India                   - 27.24                  - 6.24        - 31.78
 ................................................................................

  Japan                   - 15.99                   13.39         - 4.74
 ................................................................................

  Mexico                  - 17.98                 - 15.70        - 30.85
 ................................................................................

  Netherlands             - 15.78                    8.18         - 8.89
 ................................................................................

  Sweden                  - 15.08                  - 1.00        - 15.93
 ................................................................................

  United Kingdom           - 7.76                    0.16         - 7.61
 ................................................................................

  Source: FAME Information Services, Inc.; using MSCI indices.

               Japan
               We were approximately half-weighted in Japan versus EAFE during the course of the year. This was a beneficial strategy until September, when a considerable strengthening of the yen against the dollar propelled Japan's stock market to some fast-paced gains. Smaller-cap stocks showed mixed performance during the runup but generally held their value at a time when other markets were correcting. As a result, the fund's position in Japan increased from 11% to 16%, despite our making no significant purchases.

               We remain somewhat skeptical about the potential of small-cap stocks in this market. The Japanese economy is in recession--second quarter gross domestic product shrunk 1.6% year over year--and recovery is not expected until late in 1999. Slowing economies are rarely a good backdrop for small companies, which often rely on positive consumer demand and strong business investment for success. Signs of deflation in Japan's economy (consumer prices fell 0.3% in August) are particularly worrisome for the universe. However, we noted with interest some pockets of vitality, which in some cases led to good absolute gains for your fund. Hardware manufacturer Nidec performed well and continued to be one of our larger holdings in the region.


               Southeast Asia and Latin America
               Your fund did not participate to a great extent in the September and October bounce in Southeast Asian markets, since our holdings in the region were quite light outside of Hong Kong, Australia, and New Zealand. Our modest position in Hong Kong performed respectably, as that market climbed in response to the Hong Kong Monetary Authority's heavy buying.


  INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                            Percent of Net Assets
                                       4/30/98              10/31/98
--------------------------------------------------------------------------------

  Services                               35.6%                 35.5%
 ................................................................................

  Capital Equipment                      29.5                  23.6
 ................................................................................

  Consumer Goods                         14.0                  16.0
 ................................................................................

  Finance                                 7.2                   7.2
 ................................................................................

  Multi-industry                          2.7                   2.2
 ................................................................................

  Materials                               3.0                   1.0
 ................................................................................

  Energy                                    -                   0.8
 ................................................................................

  All Other                               2.5                   1.4
 ................................................................................

  Reserves                                5.5                  12.3
--------------------------------------------------------------------------------

  Total                                 100.0%                100.0%

               Outside of Australia and New Zealand, we remain bearish on the region and have been selling holdings into strength in markets such as Thailand. Similarly, we have been selling in Latin America. Macro-economic fundamentals have deteriorated in the region, where we expect that steep rises in interest rates will precipitate recession.

               In the smaller emerging markets generally, we have found it very difficult to identify small and mid-size companies with attractive attributes, and, as a result, we have derived only limited benefit from diversifying in these areas. Even in Australia where the market is comparable in size to those of Germany, Switzerland, and France, returns outside of the top-10 growth stocks have been very disappointing, and the market's many resource-related industries have suffered from weak commodity markets. We will be highly circumspect about building significant positions in these markets as long as current conditions persist.


      INVESTMENT OUTLOOK

               The recent underperformance of international small-cap companies compared with mainstream equities has by now been well documented. A diagnosis of this weakness is key to our future investment strategy. We have identified four key themes to the underperformance and approach stock selection accordingly:

                     . Globalization A genuinely successful company needs to think and operate globally. This is one reason investors have been paying significant premiums for large-cap, global operators over small, predominantly local firms. We will focus on companies that potentially have global reach or at least have a franchise that is exportable.

                     . Deflation When prices fall, small manufacturing companies are affected the most both in terms of pricing power and the declining value of their inventories. We seek to avoid nondifferentiated manufacturing companies.

                     . Restructuring Because of deflation and a growing awareness of shareholder value, many corporations, particularly in Europe, have cut costs. This has two implications: first, large companies generally have more fat to cut than small, and second, suppliers (often smaller companies) are pressured in order to recoup the loss of consumer pricing power. We seek to avoid intermediate goods and component suppliers, such as those supplying the automotive industry.

                     . Technology The diffusion of information technology has in many cases allowed big companies to react like smaller, more nimble ones. We will seek to invest in companies that will benefit from technological change.

               In a time of considerable market turmoil, we raised the fund's cash reserve position to 12% of assets, but we do not plan to maintain this position for the long term. We expect to reinvest our cash assets over the next several months as attractive opportunities present themselves. The majority of investment opportunities will come from companies capitalized between $100 million and $1.5 billion. In this universe, we will invest in growth companies that have superior technologies and market positions as well as a business model that generates above-average and sustainable profit margins. Our locally based analysts make many "due diligence" visits to these companies, and their findings are logged on a centralized database that enables us to keep on top of our opportunity set.

               For some time, we have been overweighted in Europe while staying light on Japan. Because we do not see Japan successfully addressing either its economy or its banking sector problems, we expect to continue the status quo.

               Successful small and medium-sized stocks often reach a threshold where they are recognized by the market and revalued. Our ability to identify these opportunities is the key to capturing long-term capital growth for your fund. Moreover, we believe that an environment of economic sluggishness and downward earnings revisions will play into our hands as investors in steady growth stocks.


               Respectfully submitted,

               /s/ Martin G. Wade

               Martin G. Wade
               President

               November 20, 1998

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------



------------------------
  PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


  TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/98
  ------------------------------------------------------------------------------

  Ashtead Group, United Kingdom                                          2.9%
  ..............................................................................
  Serco Group, United Kingdom                                            2.6
  ..............................................................................
  Sixt, Germany                                                          2.6
  ..............................................................................
  Tomra Systems, Norway                                                  2.6
  ..............................................................................
  Greggs, United Kingdom                                                 2.2
  ------------------------------------------------------------------------------

  Gewiss, Italy                                                          2.2
  ..............................................................................
  Swisslog Holding, Switzerland                                          2.2
  ..............................................................................
  Mayflower, United Kingdom                                              1.7
  ..............................................................................
  Securitas (Class B), Sweden                                            1.7
  ..............................................................................
  Assa-Abloy (Class B), Sweden                                           1.7
  ------------------------------------------------------------------------------

  Devro International, United Kingdom                                    1.6
  ..............................................................................
  Semcon, Sweden                                                         1.5
  ..............................................................................
  Irish Permanent, Ireland                                               1.5
  ..............................................................................
  Boewe Systec, Germany                                                  1.4
  ..............................................................................
  Pizza Express, United Kingdom                                          1.4
  ------------------------------------------------------------------------------

  Bodycote International, United Kingdom                                 1.4
  ..............................................................................
  Disetronic Holding, Switzerland                                        1.3
  ..............................................................................
  Carbone Lorraine, France                                               1.3
  ..............................................................................
  Ahrend, Netherlands                                                    1.3
  ..............................................................................
  Leon de Bruxelles, France                                              1.2
  ------------------------------------------------------------------------------

  Iona Technologies ADR, United Kingdom                                  1.2
  ..............................................................................
  Eidos, United Kingdom                                                  1.2
  ..............................................................................
  GTI, Netherlands                                                       1.1
  ..............................................................................
  Freepages Group, United Kingdom                                        1.1
  ..............................................................................
  Rhon Klinikum, Germany                                                 1.1
  ------------------------------------------------------------------------------

  Total                                                                 42.0%

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


--------------------------
  PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


      This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


      INTERNATIONAL DISCOVERY FUND
      --------------------------------------------------------------------------


         Date               MCSI EAFE Index      International Discovery Fund
         ----               ---------------      ----------------------------
        12/31/88                10000                          10000
        10/31/89                10170                          12850
        10/31/90                 8893                          13462
        10/31/91                 9543                          13973
        10/31/92                 8312                          12672
        10/31/93                11461                          17357
        10/31/94                12650                          19036
        10/31/95                12642                          16551
        10/31/96                14007                          18471
        10/31/97                14696                          18784
        10/31/98                16159                          17770

-------------------------------------------
  AVERAGE ANNUAL COMPOUND TOTAL RETURN
-------------------------------------------------------------------------------



This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.






                                                               Since  Inception
  Periods Ended 10/31/98         1 Year  3 Years  5 Years  Inception       Date
  ------------------------------------------------------------------------------

  International Discovery Fund  -5.40%     2.40%   0.47%       6.02%   12/30/88
  ..............................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


-------------------------
  FINANCIAL HIGHLIGHTS          For a share outstanding throughout each period
--------------------------------------------------------------------------------


                                      Year
                                     Ended
                              10/31/98   10/31/97   10/31/96  10/31/95 10/31/94

NET ASSET VALUE
Beginning of period           $  16.11   $  15.97   $  14.43  $  17.63  $ 16.16
                              ..................................................
Investment activities
 Net investment income            0.05       0.02       0.07      0.10     0.04
 Net realized and
 unrealized gain (loss)          (0.92)      0.25       1.59     (2.38)    1.52
                              ..................................................
 Total from
 investment activities           (0.87)      0.27       1.66     (2.28)    1.56
                              ..................................................
Distributions
 Net investment income              --      (0.07)     (0.10)    (0.06)   (0.07)
 Net realized gain               (0.25)     (0.06)     (0.02)    (0.87)   (0.02)
                              ..................................................
 Total distributions             (0.25)     (0.13)     (0.12)    (0.93)   (0.09)
                              ..................................................
Redemption fees added
 to paid-in-capital                 --         --         --      0.01       --
                              ..................................................
NET ASSET VALUE
End of period                 $  14.99   $  16.11   $  15.97  $  14.43  $  17.63
                              --------------------------------------------------


Ratios/Supplemental Data

Total return*                  (5.40)%      1.69%     11.60%  (13.06)%     9.67%
 ................................................................................
Ratio of expenses to
average net assets               1.47%      1.41%      1.45%     1.50%     1.50%
 ................................................................................
Ratio of net investment
income to average
net assets                       0.25%      0.13%      0.40%     0.55%     0.38%
 ................................................................................
Portfolio turnover rate          34.2%      72.7%      52.0%     43.5%     57.4%
 ................................................................................
Net assets, end of period
(in thousands)                $189,001   $254,430   $325,639  $325,374  $503,442
 ................................................................................



*Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------
                                                            October 31, 1998

--------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                  Shares/Par          Value
--------------------------------------------------------------------------------------
                                                                         In thousands
      AUSTRALIA  3.8%

      Common Stocks  3.8%
      Austrim                                                  515,290   $       806
      ................................................................................
      Computershare                                            161,000           685
      ................................................................................
      Foodland Associated                                       76,000           413
      ................................................................................
      Lang                                                     715,000         1,051
      ................................................................................
      Novogen                                                  439,000           645
      ................................................................................
      Novus Petroleum                                          315,757           381
      ................................................................................
      Prime Television                                         532,079           616
      ................................................................................
      Skilled Engineering                                      494,211           448
      ................................................................................
      Sonic Healthcare                                         357,309           503
      ................................................................................
      Spotless Group                                           222,000           493
      ................................................................................
      Stanilite Pacific *                                      209,476             0
      ................................................................................
      Tyndall Australia                                        963,281         1,169
      ................................................................................
      Total Australia (Cost $9,982)                                            7,210
                                                                         .............

      BRAZIL  0.7%

      Common Stocks  0.2%
      Cia Paranaense de Energia Copel                       32,515,000           199
      ................................................................................
      Electricidade de Rio de Janeiro *                    867,417,000           284
      ................................................................................
      Telecomunicacoes de Minas Gerais                         149,683             2
      ................................................................................
      Telecomunicacoes de Minas Gerais Celular *               149,683             1
      ................................................................................
                                                                                 486
                                                                         .............
      Preferred Stocks  0.5%
      Banco Nacional *                                      45,992,000             0
      ................................................................................
      Electropaulo Metropolitana *                           2,286,000            77
      ................................................................................
      Empresa Bandeirante de Energia *                       2,286,000            22
      ................................................................................
      Empresa Metropolitana de Aguas e Energia *             2,286,000             3
      ................................................................................
      Empresa Paulista Transmissao do Energia Electrica *    2,286,000             7
      ................................................................................
      Telecomunicacoes de Minas Gerais (Class B)             7,602,839           235
      ................................................................................
      Telecomunicacoes de Minas Gerais Celular (Class C) *   7,602,839            71
      ................................................................................
      Telecomunicacoes do Parana                               940,743           158
      ................................................................................
      Telecomunicacoes do Parana Celular (Class B) *           940,743            40
      ................................................................................
      Telecomunicacoes do Rio de Janeiro                     4,553,874           143
      ................................................................................
      Telecomunicacoes do Rio de Janeiro Celular (Class B) * 4,553,874           141
      ................................................................................
                                                                                 897
                                                                         .............
      Total Brazil (Cost $3,265)                                               1,383
                                                                         .............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands

      CHILE  0.1%

      Common Stocks  0.1%
      Chilquinta ADR (USD)                               18,494   $       150
      ..........................................................................
      Santa Isabel ADR (USD)                              4,525            26
      ..........................................................................
      Total Chile (Cost $435)                                             176
                                                                  ..............
      CHINA  0.4%

      Common Stocks  0.4%
      Shenzhen Expressway (Class H) (HKD)             3,332,000           753
      ..........................................................................
                                                                          753
      Convertible Bonds  0.0%
      Qingling Motors, 3.50%, 1/22/02          USD       65,000            19
      ..........................................................................
                                                                           19
                                                                  ..............
      Total China (Cost $1,084)                                           772
                                                                  ..............

      FRANCE  4.8%

      Common Stocks  4.8%
      Boiron                                             12,200           929
      ..........................................................................
      Carbone Lorraine                                   42,300         2,436
      ..........................................................................
      Cegedim                                             2,651           112
      ..........................................................................
      Europeenne des Casinos                             20,359         2,012
      ..........................................................................
      Infonie                                            32,000         1,154
      ..........................................................................
      Leon de Bruxelles                                  28,970         2,347
      ..........................................................................
      Total France (Cost $8,610)                                        8,990
                                                                  ..............

      GERMANY  6.7%

      Common Stocks  5.7%
      Boewe Systec                                       67,390         2,665
      ..........................................................................
      Eurobike                                          125,390         2,006
      ..........................................................................
      Kamps *                                            21,800           990
      ..........................................................................
      Sartorius                                             475           143
      ..........................................................................
      Sixt                                               23,895         4,933
      ..........................................................................
                                                                       10,737
                                                                  ..............

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands


      Preferred Stocks  1.0%
      Rhon Klinikum                                       19,670  $      2,019
      ..........................................................................
                                                                         2,019
                                                                  ..............
      Total Germany (Cost $9,865)                                       12,756
                                                                  ..............

      HONG KONG  3.1%

      Common Stocks and Warrants  3.1%

      Esprit Holdings                                  1,938,000           726
      ..........................................................................
      Glorious Sun Enterprises                         1,470,000           266
      ..........................................................................
      HKR International                                  789,600           446
      ..........................................................................
      HKR International, Warrants, 6/23/00 *             725,200            69
      ..........................................................................
      Lai Sun Hotels International, Warrants,
       4/30/99 *                                         269,906             0
      ..........................................................................
      Legend Holdings                                  2,166,000           729
      ..........................................................................
      Li & Fung                                          390,000           611
      ..........................................................................
      Moulin International Holding *                   7,033,287           781
      ..........................................................................
      Road King Infrastructure                           700,000           497
      ..........................................................................
      Sa Sa International Holdings                     2,668,000           207
      ..........................................................................
      Smartone Telecommunications                        133,000           378
      ..........................................................................
      VTech Holdings                                     194,600           730
      ..........................................................................
      Wing Hang Bank                                     199,000           379
      ..........................................................................
      Total Hong Kong (Cost $6,942)                                      5,819
                                                                  ..............
      INDIA  1.9%

      Common Stocks  1.9%
      HCL Infosystems                                     80,200           464
      ..........................................................................
      HDF Corporation                                      6,500           342
      ..........................................................................
      Hindustan Lever                                     21,000           795
      ..........................................................................
      Hindustan Petroleum                                 50,800           319
      ..........................................................................
      Industrial Credit & Investment Corporation
       of India                                           96,450           574
      ..........................................................................
      Mahanagar Telephone                                183,000           790
      ..........................................................................
      Ranbaxy Laboratories                                29,650           349
      ..........................................................................
      Total India (Cost $5,137)                                          3,633
                                                                  ..............

      INDONESIA  0.1%

      Common Stocks  0.1%
      Gulf Indonesia Resources (USD) *                    15,000           148
      ..........................................................................
      Total Indonesia (Cost $292)                                          148
                                                                  ..............

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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------



                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                   In thousands

      IRELAND  2.5%

      Common Stocks  2.5%
      Arnotts                                             215,830   $    1,881
      ..........................................................................
      Irish Permanent                                     194,560        2,773
      ..........................................................................
      Total Ireland (Cost $4,569)                                        4,654
                                                                    ............

      ITALY  3.1%

      Common Stocks  3.1%
      Gewiss                                              196,902        4,119
      ..........................................................................
      Gucci Group (USD)                                    31,333        1,195
      ..........................................................................
      Trenno Societa SPA                                  233,200          528
      ..........................................................................
      Total Italy (Cost $5,687)                                          5,842
                                                                    ............

      JAPAN  16.1%

      Common Stocks  16.1%
      Aeon Credit Service                                  13,700          823
      ..........................................................................
      Apollo Electronics                                   30,000          189
      ..........................................................................
      Chofu Seisakusho                                     20,200          174
      ..........................................................................
      Computer Engineering & Consulting                    32,000          489
      ..........................................................................
      Data Communication System                             5,600           90
      ..........................................................................
      Disco                                                26,000          736
      ..........................................................................
      FCC                                                  72,500          622
      ..........................................................................
      Fuji Machine                                         35,000        1,030
      ..........................................................................
      Fuji Soft ABC                                        11,600          438
      ..........................................................................
      Fujimi                                               19,000          636
      ..........................................................................
      Fujitsu Support and Service                          24,000        1,204
      ..........................................................................
      Hirose Electric                                      18,400        1,065
      ..........................................................................
      Hokuto                                               17,030          307
      ..........................................................................
      Horiba                                               22,000          202
      ..........................................................................
      Hoya                                                 19,000          813
      ..........................................................................
      Japan Airport Terminal                               75,000          398
      ..........................................................................
      Kawasumi Laboratories                                90,000        1,505
      ..........................................................................
      Keyence                                               7,200          721
      ..........................................................................
      Kirin Beverage                                        1,000           19
      ..........................................................................
      Koa                                                  49,000          378
      ..........................................................................
      Koha                                                 41,000          763
      ..........................................................................
      Lasertec                                             17,000          423
      ..........................................................................

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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                       Shares/Par        Value
--------------------------------------------------------------------------------
                                                                  In thousands


      Mabuchi Motor                                        17,300  $      1,128
      ..........................................................................

      Marukyo                                              52,000           277
      ..........................................................................
      Matsumotokiyoshi                                     21,800           823
      ..........................................................................
      Megachips                                            11,000           311
      ..........................................................................
      Meitec                                               18,800           363
      ..........................................................................
      Mercian                                             168,000           761
      ..........................................................................
      Nichicon                                             56,000           608
      ..........................................................................
      Nichiei                                              12,200           986
      ..........................................................................
      Nidec                                                18,700         1,702
      ..........................................................................
      Nippon Denwa Shisetsu                                49,000           153
      ..........................................................................
      Obara                                                20,000           197
      ..........................................................................
      Paris Miki                                           51,700           868
      ..........................................................................
      People                                               13,400           391
      ..........................................................................
      Rohto Pharmaceutical                                 41,000           298
      ..........................................................................
      Roland                                               22,600           434
      ..........................................................................
      Ryohin Keikaku                                       10,600         1,146
      ..........................................................................
      Sanix                                                16,000           316
      ..........................................................................
      Santen Pharmaceutical                                55,000           943
      ..........................................................................
      Shinkawa                                              7,100            69
      ..........................................................................
      Shohkoh Fund                                          3,500         1,064
      ..........................................................................
      Sysmex                                               61,000           607
      ..........................................................................
      TOC                                                 108,000         1,008
      ..........................................................................
      Tachihi Enterprise                                    8,000           169
      ..........................................................................
      Tokyo Seimitsu                                       34,000         1,065
      ..........................................................................
      Toyo Information                                     28,000           432
      ..........................................................................
      Union Tool                                           11,900           438
      ..........................................................................
      Watami Food Service                                  35,000           904
      ..........................................................................
      Total Japan (Cost $32,104)                                         30,486
                                                                   .............

      MEXICO  0.6%

      Common Stocks  0.6%
      Control Commercial Mexicana, Units (Each unit
             consists of 3 Class B shares and 1 Class
             C share)                                     336,590           213
       .........................................................................
      Gruma (Class B) *                                    49,776           118
      ..........................................................................
      Grupo Elektra, Participating Certificates
             (Represents 1 Class L share and 2 Class
               B shares)                                  301,520           133
      ..........................................................................
      Grupo Industrial Maseca (Class B)                   632,313           513
      ..........................................................................
      Sigma Alimentos (Class B)                           155,847           239
      ..........................................................................
      Total Mexico (Cost $1,929)                                          1,216
                                                                   .............

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--------------------------------------------------------------------------------


                                                        Shares/Par        Value
--------------------------------------------------------------------------------
                                                                   In thousands

      NETHERLANDS  5.4%

      Common Stocks  5.4%
      Aalberts Industries                                   70,840  $     1,695
      ..........................................................................

      Accell Group *                                        37,750          517
      ..........................................................................
      Ahrend                                               117,124        2,376
      ..........................................................................
      Atag Group *                                          36,750          914
      ..........................................................................
      Athlon Groep                                          57,530        1,632
      ..........................................................................
      Draka Holdings                                        28,905          882
      ..........................................................................
      GTI                                                   80,820        2,163
      ..........................................................................
      Total Netherlands (Cost $11,185)                                   10,179
                                                                    ............

      NEW ZEALAND  1.7%

      Common Stocks  1.7%
      Auckland International Airport *                     389,000          404
      ..........................................................................
      Corporate Investments                              2,003,000          944
      ..........................................................................
      Independent Newspapers                               134,000          461
      ..........................................................................
      Sky City                                             171,000          516
      ..........................................................................
      Warehouse Group                                      388,900          978
      ..........................................................................
      Total New Zealand (Cost $3,905)                                     3,303
                                                                    ............

      NORWAY  2.6%

      Common Stocks  2.6%
      Tomra Systems                                        172,620        4,853
      ..........................................................................
      Total Norway (Cost $2,303)                                          4,853
                                                                    ............

      PHILIPPINES  0.2%

      Common Stocks  0.2%
      La Tondena Distillers *                              468,000          273
      ..........................................................................
      Universal Robina                                   1,506,000          119

      Total Philippines (Cost $1,583)                                       392
                                                                    ............

      SPAIN  1.5%

      Common Stocks  1.5%
      Azkoyen                                               10,325        1,385
      ..........................................................................
      Prosegur Seguridad                                   115,177        1,394
      ..........................................................................
      Total Spain (Cost $2,529)                                           2,779
                                                                    ............

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--------------------------------------------------------------------------------


                                                        Shares/Par        Value
--------------------------------------------------------------------------------
                                                                   In thousands

      SWEDEN  5.6%

      Common Stocks  5.6%
      Assa-Abloy (Class B)                                  78,868  $      3,142
      ..........................................................................
      Atle                                                 112,290         1,539
      ..........................................................................
      Securitas (Class B) *                                258,000         3,173
      ..........................................................................
      Semcon                                               322,845         2,792
      ..........................................................................
      Total Sweden (Cost $8,391)                                          10,646
                                                                    ............
      SWITZERLAND  5.1%

      Common Stocks  5.1%
      Bachem (Class B) *                                       780         1,041
      ..........................................................................
      Disetronic Holding                                     1,113         2,484
      ..........................................................................
      Swisslog Holding                                      44,860         4,088
      ..........................................................................
      Valora Holding                                         7,350         1,977
      ..........................................................................
      Total Switzerland (Cost $7,987)                                      9,590
                                                                    ............
      TAIWAN  1.0%

      Common Stocks  1.0%
      Bank Sino Pacific                                  1,232,130           526
      ..........................................................................
      Compal Electronics                                    75,400           235
      ..........................................................................
      Far East Textile                                     292,320           204
      ..........................................................................
      Far Eastern Silo & Shipping                          939,400           513
      ..........................................................................
      Hon Hai Precision Industry                            99,400           478
      ..........................................................................
      Total Taiwan (Cost $2,567)                                           1,956
                                                                    ............
      THAILAND  0.4%

      Common Stocks  0.4%
      Royal Orchid Hotel                                   449,600           183
      ..........................................................................
      Siam Makro                                           291,000           531
      ..........................................................................
      Total Thailand (Cost $597)                                             714
                                                                    ............
      UNITED KINGDOM  20.2%

      Common Stocks  19.9%
      Ashtead Group                                      1,678,996         5,508
      ..........................................................................
      Bodycote International                               181,043         2,591
      ..........................................................................
      CRT Group                                            401,301         1,135
      ..........................................................................

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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND


                                                        Shares/Par        Value
--------------------------------------------------------------------------------
                                                                   In thousands

      Carpetright                                           91,000  $       279
      .........................................................................
      Chamberlain Phipps *                                 134,000            0
      ..........................................................................
      Corporate Services Group *                            34,951           88
      ..........................................................................
      Devro International                                  632,500        2,985
      ..........................................................................
      Eidos *                                              162,000        2,229
      ..........................................................................
      Freepages Group                                    5,362,412        2,109
      ..........................................................................
      Greggs                                               108,000        4,248
      ..........................................................................
      Harvey Nichols Group                                 694,000        1,614
      ..........................................................................
      Iona Technologies ADR (USD) *                         88,000        2,332
      ..........................................................................
      Mayflower                                          1,460,000        3,177
      ..........................................................................
      N Brown Group                                        126,340          607
      ..........................................................................
      Pizza Express                                        208,000        2,653
      ..........................................................................
      Regal Hotel Group                                  2,120,906        1,100
      ..........................................................................
      Serco Group                                          283,000        4,973
      ..........................................................................
                                                                         37,628
                                                                    ............
      Preferred Stocks  0.3%

      Regal Hotel Group, Cv. Loan Stock, 8.00%,
       6/30/01                                             335,039          561
      ..........................................................................
                                                                            561
                                                                    ............
      Total United Kingdom (Cost $34,852)                                38,189
                                                                    ............

      VIETNAM  0.1%

      Common Stocks  0.1%
      Lazard Vietnam Fund Limited (USD) *                  106,600          107
      ..........................................................................
      Total Vietnam (Cost $320)                                             107
                                                                    ............
 .
      SHORT-TERM INVESTMENTS  12.4%

       Money Market Funds  12.4%
      Reserve Investment Fund, 5.41% #                  23,449,403       23,449
      ..........................................................................
      Total Short-term Investments (Cost $23,449)                        23,449
                                                                    ............

#


T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

 Total Investments in Securities
 100.1% of Net Assets (Cost $189,569)                              $    189,242

 Other Assets Less Liabilities                                             (241)
                                                                   .............
 NET ASSETS                                                        $    189,001
                                                                   -------------




    *  Non-income producing
    #  Seven-day yield
  ADR  American depository receipt
  HKD  Hong Kong dollar
  USD  U.S. dollar


The accompanying notes are an integral part of these financial statements.

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--------------------------------------------------------------------------------
                                                               October 31, 1998


--------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
  In thousands

  Assets

   Investments in securities, at value  (cost $189,569)           $    189,242
   Securities lending collateral pool                                    8,395
   Other assets                                                          1,875
                                                                  ..............
   Total assets                                                        199,512
                                                                  ..............

  Liabilities

   Securities lending collateral                                         8,395
   Other liabilities                                                     2,116
                                                                  ..............
   Total liabilities                                                    10,511
                                                                  ..............

  NET ASSETS                                                      $    189,001
                                                                  --------------

  Net Assets Consist of:
   Accumulated net investment income - net of distributions       $        124
   Accumulated net realized gain/loss - net of distributions             3,433
   Net unrealized gain (loss)                                             (288)
   Paid-in-capital applicable to 12,605,060 shares of
   $0.01 par value capital stock outstanding;
   2,000,000,000 shares of the Corporation authorized                  185,732
                                                                  ..............

  NET ASSETS                                                      $    189,001
                                                                  --------------

  NET ASSET VALUE PER SHARE                                       $      14.99
                                                                  --------------

The accompanying notes are an integral part of these financial statements.

         20
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--------------------------------------------------------------------------------


--------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
  In thousands


                                                                          Year
                                                                         Ended
                                                                      10/31/98

  Investment Income
  Income
   Dividend (net of foreign taxes of $ 419)                       $      3,245
   Interest                                                                719
                                                                  ..............
   Total income                                                          3,964
                                                                  ..............
  Expenses
   Investment management                                                 2,476
   Shareholder servicing                                                   552
   Custody and accounting                                                  215
   Prospectus and shareholder reports                                       64
   Registration                                                             43
   Legal and audit                                                          25
   Directors                                                                 6
   Miscellaneous                                                             4
                                                                  ..............
   Total expenses                                                        3,385
                                                                  ..............
  Net investment income                                                    579
                                                                  ..............

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                                            3,742
   Foreign currency transactions                                          (723)
                                                                  ..............
   Net realized gain (loss)                                              3,019
                                                                  ..............
  Change in net unrealized gain or loss
   Securities                                                          (14,385)
   Other assets and liabilities
   denominated in foreign currencies                                       270
                                                                  ..............
   Change in net unrealized gain or loss                               (14,115)
                                                                  ..............
  Net realized and unrealized gain (loss)                              (11,096)
                                                                  ..............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $    (10,517)
                                                                  --------------


The accompanying notes are an integral part of these financial statements.

         21
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--------------------------------------------------------------------------------


--------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  In thousands

                                                           Year
                                                          Ended
                                                       10/31/98       10/31/97
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                             $      579    $       403
   Net realized gain (loss)                               3,019         21,686
   Change in net unrealized gain or loss                (14,115)       (13,345)
                                                     ...........................
   Increase (decrease) in net assets from operations    (10,517)         8,744
                                                     ...........................

  Distributions to shareholders
   Net investment income                                      -         (1,385)
   Net realized gain                                     (3,754)        (1,189)
                                                     ...........................
   Decrease in net assets from distributions             (3,754)        (2,574)
                                                     ...........................

  Capital share transactions *
   Shares sold                                           28,150         29,231
   Distributions reinvested                               3,562          2,392
   Shares redeemed                                      (82,937)      (109,073)
   Redemption fees received                                  67             71
                                                     ...........................
   Increase (decrease) in net assets from capital
   share transactions                                   (51,158)       (77,379)
                                                     ...........................
  Net Assets
  Increase (decrease) during period                     (65,429)       (71,209)
  Beginning of period                                   254,430        325,639
                                                     ...........................

  End of period                                      $  189,001    $   254,430
                                                     ---------------------------

* Share information
   Shares sold                                            1,701          1,743
   Distributions reinvested                                 237            149
   Shares redeemed                                       (5,128)        (6,488)
                                                     ...........................
   Increase (decrease) in shares outstanding             (3,190)        (4,596)


The accompanying notes are an integral part of these financial statements.

         22
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--------------------------------------------------------------------------------
                                                               October 31, 1998

--------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Discovery Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1988.

      The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

      Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

      Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

      Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

      For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

      Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

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T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------



      Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.



NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

      Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1998, the value of loaned securities was $8,001,000; aggregate collateral consisted of $8,395,000 in the securities lending collateral pool.

      Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $74,435,000 and $134,307,000, respectively, for the year ended October 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


      In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

      -------------------------------------------------------------------------
      Undistributed net investment income                          $  (455,000)
      Undistributed net realized gain                                  391,000
      Paid-in-capital                                                   64,000



      At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $189,569,000. Net unrealized loss aggregated $327,000 at period end, of which $28,363,000 related to appreciated investments and $28,690,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

      The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

      The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $164,000 was payable at October 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1998, and for the year ended then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------



      Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $576,000 for the year ended October 31, 1998, of which $63,000 was payable at period-end.

      The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve and Government Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1998, totaled $600,000 and are reflected as interest income in the accompanying Statement of Operations.

      During the year ended October 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $23,583,000 with certain affiliates of the manager and paid commissions of $72,000 related thereto.


-------------------------------------------------------------------

  TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/98
--------------------------------------------------------------------------------

   We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

   The fund's distributions to shareholders included $3,754,000 from long-term capital gains; all of which was subject to the 20% rate gains category.

   The fund will pass through foreign source income of $494,000 and foreign taxes paid of $404,000.

--------------------------------------------------------------------------------

T. ROWE PRICE INTERNATIONAL DISCOVERY FUND
--------------------------------------------------------------------------------


--------------------------------------------------
  REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of International Discovery Fund

      In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Discovery Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      November 18, 1998

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------




      INVESTMENT SERVICES AND INFORMATION



               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person  Available in T. Rowe Price Investor Centers.


               ACCOUNT SERVICES

               Checking  Available on most fixed income funds ($500 minimum).

               Automatic Investing  From your bank account or paycheck.

               Automatic Withdrawal  Scheduled, automatic redemptions.

               Distribution Options Reinvest all, some, or none of your distributions.

               Automated 24-Hour Services  Including Tele*Access(R) and the
               T. Rowe Price Web site on the Internet. Address:
               www.troweprice.com


               DISCOUNT BROKERAGE*

               Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


               INVESTMENT INFORMATION

               Combined Statement Overview of all your accounts with T. Rowe Price.

               Shareholder Reports Fund managers' reviews of their strategies and results.

               T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe Price fund results.

               Insights Educational reports on investment strategies and financial markets.

               Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

               *A division of T. Rowe Price Investment Services, Inc. Member
                NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free***
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond+
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 ................................................................................

International/Global

Emerging Markets Bond
Global Bond++
International Bond

MONEY MARKET FUNDS+++
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *Formerly named Equity Index.
 **Closed to new investors.
***Formerly named Florida Insured Intermediate Tax-Free.
  +Formerly named Tax-Free Insured Intermediate Bond.
 ++Formerly named Global Government Bond.
+++Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price International
Discovery Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

[LOGO OF T. ROWE PRICE APPEARS HERE]



T. Rowe Price Investment Services, Inc., Distributor.         F38-050  10/31/98